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                                                                  EXHIBIT 23.4







              Consent of Independent Certified Public Accountants
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The Board of Directors
Massteck Ltd.:



We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the Prospectus.




                                        KPMG PEAT MARWICK LLP




Boston, Massachusetts
May 29, 1996